UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Inland American Real Estate Trust, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
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	(4)	Date Filed:

November 26, 2013

Dear Stockholder,

We convened our Annual Meeting of Stockholders on November 15, 2013. A quorum was not present, no formal action was taken on the matters set forth on the agenda for the meeting and our Annual Meeting of Stockholders was adjourned until February 26, 2014 at 9:00 a.m. CST. The polls will remain open for voting during the adjournment period, and all stockholders of record at the close of business on November 1, 2013 are entitled to vote at our reconvened Annual Meeting of Stockholders.

For those of you who have voted you do not need to submit a new proxy as your vote has been recorded. We understand that a number of our stockholders did not receive their proxy statement package in the mail until right before or after our stockholder meeting date, we apologize for the delay in receiving the packages. Your vote is very important; if you have not submitted your proxy please do so immediately. The presence, in person or by proxy, of stockholders holding 50% of the shares of our common stock outstanding is necessary to constitute a quorum.

Our Board of Directors (including all of the independent directors) unanimously recommends that our stockholders vote “FOR” each of the proposals as set forth in the proxy statement that was previously sent. Our Board believes that by voting “FOR” the proposed charter changes in the proxy statement, the Company will have a charter similar to other public companies and also have a greater ability to execute on its long-term strategy.

As stated above, your vote is extremely important. Voting instructions are located on the enclosed proxy card. Please vote today by using the toll free telephone voting service or the internet. You may also vote by signing, dating and returning the proxy card in the envelope provided.

If you have any questions regarding voting, you may call our proxy solicitor, Morrow & Co., LLC, toll free at 877.794.0610.

Sincerely,

INLAND AMERICAN REAL ESTATE TRUST, INC.

Robert D. Parks
Chairman of the Board of Directors

Enclosure

INLAND AMERICAN REAL ESTATE TRUST, INC.

REVOCABLE PROXY FOR ANNUAL MEETING OF STOCKHOLDERS – NOVEMBER 15, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

P R O X Y

The undersigned stockholder of Inland American Real Estate Trust, Inc., a Maryland corporation (the “Company”), hereby appoints Thomas P. McGuinness and Scott W. Wilton as proxies for the undersigned, and each of them, each with full power of substitution, to attend the annual meeting of stockholders to be held at the principal executive offices of the Company located at 2901 Butterfield Road, Oak Brook, Illinois 60523 on November 15, 2013, at 9:00 a.m. central time, including any and all adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting with respect to any and all matters that come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. FOR PROPOSAL NO. 1, IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” EACH OF THE NOMINEES FOR DIRECTOR AND “FOR” PROPOSAL NO. 1. AN ABSTENTION FROM PROPOSAL NO. 1 WILL HAVE THE EFFECT OF A VOTE “AGAINST” THE ELECTION OF A NOMINEE. FOR PROPOSALS NO. 2 THROUGH 10, EACH OF PROPOSALS NO. 2 THROUGH 10 ARE CONDITIONED ON APPROVAL OF EACH OTHER OF PROPOSALS NO. 2 THROUGH 10; THEREFORE, AN ABSTENTION, FAILURE TO VOTE OR VOTE “AGAINST” A PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” THAT PROPOSAL AND ALL THE REMAINDER OF PROPOSALS NO. 2 THROUGH 10. FOR ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, INCLUDING ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDERS.

(Continued and to be signed on reverse side)

SEE REVERSE SIDE

▲ TO VOTE BY MAIL, PLEASE DETACH HERE ▲

THE BOARD OF DIRECTORS (INCLUDING ALL OF THE INDEPENDENT DIRECTORS) RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR, AND “FOR” PROPOSALS 2-10.	Please mark vote as indicated in this example	☒

1. ELECTION OF DIRECTORS:	FOR	AGAINST	ABSTAIN
1.1 J. MICHAEL BORDEN	☐	☐	☐
1.2 THOMAS F. GLAVIN	☐	☐	☐
1.3 BRENDA G. GUJRAL	☐	☐	☐
1.4 THOMAS F. MEAGHER	☐	☐	☐
1.5 ROBERT D. PARKS	☐	☐	☐
1.6 PAULA SABAN	☐	☐	☐
1.7 WILLIAM J. WIERZBICKI	☐	☐	☐

2.	APPROVE AMENDMENTS TO THE COMPANY’S CHARTER TO REMOVE OR REVISE PROVISIONS REGARDING THE COMPANY’S EQUITY STOCK AND STOCKHOLDERS.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	APPROVE AMENDMENTS TO THE COMPANY’S CHARTER TO REMOVE OR REVISE PROVISIONS REGARDING THE COMPANY’S BOARD OF DIRECTORS.	☐	☐	☐

4.	APPROVE AMENDMENTS TO THE COMPANY’S CHARTER TO REMOVE OR REVISE PROVISIONS LIMITING AND REGULATING CERTAIN POWERS OF THE COMPANY.	☐	☐	☐

5.	APPROVE AMENDMENTS TO THE COMPANY’S CHARTER TO REVISE THE PROVISIONS RESTRICTING TRANSFER AND OWNERSHIP OF SHARES OF THE COMPANY’S STOCK.	☐	☐	☐

6.	APPROVE AMENDMENTS TO THE COMPANY’S CHARTER TO REMOVE OR REVISE PROVISIONS REGARDING EXTRAORDINARY ACTIONS.	☐	☐	☐

7.	APPROVE AMENDMENTS TO THE COMPANY’S CHARTER TO REMOVE PROVISIONS STATING THAT THE NORTH AMERICAN SECURITIES ADMINISTRATORS ASSOCIATION’S STATEMENT OF POLICY REGARDING REAL ESTATE INVESTMENT TRUSTS CONTROL INTERPRETATION OF THE COMPANY’S CHARTER EXCEPT IN CERTAIN CIRCUMSTANCES.	FOR ☐	AGAINST ☐	ABSTAIN ☐

8.	APPROVE AMENDMENTS TO THE COMPANY’S CHARTER TO ADD PROVISIONS RELATING TO THE INCREASE OR DECREASE OF AUTHORIZED SHARES AND THE RECLASSIFICATION OF COMMON STOCK.	☐	☐	☐

9.	APPROVE AMENDMENTS REGARDING CONFORMING CHANGES AND OTHER MINISTERIAL MODIFICATIONS TO AND RESTATEMENT OF THE COMPANY’S CHARTER.	☐	☐	☐

10.	APPROVE AMENDMENTS TO, AND THE RESTATEMENT OF, THE COMPANY’S CHARTER (AS AMENDED AND RESTATED PURSUANT TO PROPOSALS NO. 2 THROUGH 9 ABOVE) TO REMOVE OR REVISE PROVISIONS REGARDING THE COMPANY’S SPONSOR, THE BUSINESS MANAGER AND THEIR AFFILIATES	☐	☐	☐

Date:

Signature

Signature (if held jointly)

Please sign exactly as your name or names appear hereon. For joint accounts each owner should sign. When signing as executor, administrator, attorney, trustee, guardian or in another representative capacity, please give your full title. If a corporation or partnership, please sign in the name of the corporation or partnership by an authorized officer or person.

CHECK HERE IF YOU PLAN TO ATTEND THE MEETING IN PERSON. ☐	PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

PLEASE SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

▲ TO VOTE BY MAIL, PLEASE DETACH HERE ▲

Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card by mail.

VOTE BY PHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

OPTION A:	You are encouraged to review each proposal and select a voting choice before you submit your proxy. Please press 0 in order to vote on each proposal seperately.

OPTION B:

If you prefer not to select a voting choice with respect to each proposal you may press 1 to submit a proxy. If you select this option, your shares will be voted in accordance with the recommendations made by the Board of Directors (Including all of the Independent Directors).

VOTE BY INTERNET:	The web address is www.proxyvoting.com/INLAND. You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

IF YOU VOTE BY PHONE OR INTERNET–DO NOT MAIL THE PROXY CARD.

THANK YOU FOR VOTING.

Call « « Toll Free « « On a Touch-Tone Telephone 1-877-550-3536 There is NO CHARGE to you for this call
CONTROL NUMBER for Telephone/Internet Voting